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                             BRANDYWINE REALTY TRUST
                             RESTRICTED SHARE AWARD


                  This is a Restricted Share Award dated as of January 1, 2001, from Brandywine Realty Trust, a Maryland real estate investment trust (the "Company") to Anthony A. Nichols, Sr. ("Grantee"). Terms used herein as defined terms and not defined herein have the meanings assigned to them in the Brandywine Realty Trust 1997 Long-Term Incentive Plan, as amended from time to time (the "Plan").

                  1. Definitions. As used herein:

                     (1) "Award" means the award of Restricted Shares hereby granted.

                     (2) "Board" means the Board of Trustees of the Company, as constituted from time to time.

                     (3) "Cause" means "Cause" as defined in the Employment Agreement or the Plan.

                     (4) "Change of Control" means "Change of Control" as defined in the Plan.

                     (5) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

                     (6) "Committee" means the Committee appointed by the Board in accordance with Section 2 of the Plan, if one is appointed and in existence at the time of reference. If no committee has been appointed pursuant to Section 2, or if such a committee is not in existence at the time of reference, "Committee" means the Board.

                     (7) "Date of Grant" means January 1, 2001 the date on which the Company awarded the Restricted Shares.

                     (8) "Disability" means "Disability" as defined in the Plan.

                     (9) "Employer" means the Company or the Subsidiary for which Grantee is performing services on the applicable Vesting Date.

                     (10) "Employment Agreement" means the employment agreement between Grantee and the Company, dated January 2, 1998, or any subsequent employment agreement between Grantee and the Company as in effect at the time of determination.
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                     (11) "Group I Restricted Shares" means the 27,360 Shares
which are subject to vesting in accordance with Paragraph 4 hereof.

                     (12) "Group II Restricted Shares" means the 9,120 Shares which are subject to vesting in accordance with Paragraph 5 hereof.

                     (13) "Resignation for Good Reason" means "Resignation for Good Reason" as defined in the Employment Agreement.

                     (14) "Restricted Period" means, with respect to each Restricted Share, the period beginning on the Date of Grant and ending on the applicable Vesting Date for such Restricted Share.

                     (15) "Restricted Shares" means, collectively, the Group I Restricted Shares and Group II Restricted Shares.

                     (16) "Rule 16b-3" means Rule 16b-3 promulgated under the 1934 Act, as in effect from time to time.

                     (17) "Share" means a common share of beneficial interest, $.01 par value per share, of the Company, subject to substitution or adjustment as provided in Section 3(c) of the Plan.

                     (18) "Subsidiary" means, with respect to the Company, a subsidiary company, whether now or hereafter existing, as defined in section 424(f) of the Code, and any other entity 50% or more of the economic interests in which are owned, directly or indirectly, by the Company.

                     (19) "Vesting Date" means the date on which the restrictions imposed under Paragraph 3 on a Restricted Share lapse, as provided in Paragraph 4 (with respect to Group I Restricted Shares) and Paragraph 5 (with respect to Group II Restricted Shares).

                  2. Grant of Restricted Shares. Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to Grantee the Restricted Shares. Grantee shall pay to the Company $.01 per Restricted Share granted to him.

                  3. Restrictions on Restricted Share. Subject to the terms and conditions set forth herein and in the Plan, prior to the Vesting Date in respect of Restricted Shares, Grantee shall not be permitted to sell, transfer, pledge or assign such Restricted Shares except to a limited partnership in which Grantee is the sole general partner and which limited partnership agrees to hold such Restricted Shares subject to all of the restrictions contained herein, including the forfeiture provisions. Share certificates evidencing Restricted Shares shall be held in custody by the Company until the restrictions thereon have lapsed. Concurrently herewith, Grantee shall deliver to the Company a share power, endorsed in blank, relating to the Restricted Shares covered by the
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Award. During the Restricted Period, share certificates evidencing Restricted
Shares shall bear a legend in substantially the following form:

             THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE BRANDYWINE REALTY TRUST 1997 LONG-TERM INCENTIVE PLAN, AS AMENDED, AND AN AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND BRANDYWINE REALTY TRUST. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE IN THE PRINCIPAL OFFICES OF BRANDYWINE REALTY TRUST AND WILL BE MADE AVAILABLE TO ANY SHAREHOLDER WITHOUT CHARGE UPON REQUEST TO THE SECRETARY OF THE COMPANY.

                  4. Lapse of Restrictions for Group I Restricted Shares.

                     (1) Subject to the terms and conditions set forth herein and in the Plan, the restrictions set forth in Paragraph 3 on each Group I Restricted Share that has not been forfeited as provided in Paragraph 6 shall lapse on the applicable Vesting Date in respect of such Group I Restricted Share, provided that either (i) on the Vesting Date, Grantee is, and has from the Date of Grant continuously been, an employee of the Company or a Subsidiary during the Restricted Period, or (ii) Grantee's termination of employment before the Vesting Date occurred because of Grantee's death or Disability.

                     (2) Subject to Paragraph 4(a), a Vesting Date for Group I Restricted Shares subject to the Award shall occur in accordance with the following schedule:

                         (1) As to one-third of the Group I Restricted Shares,
                             January 1, 2002;

                         (2) As to an additional one-third of the Group I
                             Restricted Shares, January 1, 2003; and

                         (3) As to an additional one-third of the Group I
                             Restricted Shares, January 1, 2004.

                     (3) Notwithstanding Paragraph 4(b), a Vesting Date for all Group I Restricted Shares shall occur upon the occurrence of any of the following events, and the Group I Restricted Shares, to the extent not previously vested, shall thereupon vest in full:

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                         (1) A Change of Control, provided that (A) as of the
                             date of the Change of Control, Grantee is, and has from the Date of Grant continuously been, an employee of the Company or a Subsidiary or (B) Grantee's termination of employment before the date of the Change of Control occurred because of Grantee's death or Disability;

                         (2) The purchase of any common share of beneficial
                             interest of the Company pursuant to a tender or exchange offer other than an offer by the Company, provided that (A) as of the date of such purchase, Grantee is, and has from the Date of Grant, continuously been, an employee of Company or a Subsidiary or (B) Grantee's termination of employment before the date of such purchase occurred because of Grantee's death or Disability;

                         (3) Termination of the Grantee's employment by the
                             Employer without Cause; or

                         (4) The Grantee's resignation from the Employer if such
                             resignation is a Resignation for Good Reason.

                  5. Lapse of Restrictions for Group II Restricted Shares.

                     (1) Subject to the terms and conditions set forth herein and in the Plan, the restrictions set forth in Paragraph 3 on each Group II Restricted Share that has not been forfeited as provided in Paragraph 6 shall lapse on the applicable Vesting Date in respect of such Group II Restricted Share, provided that either (i) on the Vesting Date, Grantee is, and has from the Date of Grant continuously been, an employee of the Company or a Subsidiary during the Restricted Period, or (ii) Grantee's termination of employment before the Vesting Date occurred because of Grantee's death or Disability.

                     (2) Subject to Paragraph 5(a), a Vesting Date for Group II Restricted Shares subject to the Award shall occur in accordance with the following provisions:

                     (3) Within 30 days following the first business day of each January 1, 2002, 2003 and 2004, the Company shall compute the total shareholder return on the Common Shares from January 1, 2001 through the first such business day of January, and shall compare such total shareholder return to the total shareholder return over the same time period on the common shares of the other companies in the Peer Group (as defined below). If the Company's total shareholder return for each applicable period falls in the bottom quadrant of the Peer Group then 25% of one-third of the Group II Restricted Shares shall

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automatically vest as of such computation date. If the Company's total shareholder return falls in the third, second or first quadrant of the Peer Group, then 50%, 75% or 100%, respectively, of one-third of the Group II Restricted Shares shall vest as of the computation date. In addition to the foregoing vesting provisions, if the Company's total shareholder return for any of the three measurement periods specified in the preceding paragraph exceeds the average total shareholder return of the companies in the first quadrant of the Peer Group for any such measurement period, then any portion of the Group II Restricted Shares that was previously eligible to vest, but which did not vest, shall automatically vest. Any Restricted Shares which have not vested following computation of the applicable total shareholder returns for the final measurement period specified above shall be forfeited to the Company.

                     (4) The Peer Group shall initially consist of the following companies, in addition to the Company: Koger Equity Inc., SL Green Realty Corp., Kilroy Realty Corp., Prentiss Properties Trust, Reckson Associates Realty Corp., First Industrial Realty Trust Inc., Arden Realty Inc., CarrAmerica Realty Corp., Highwoods Properties Inc., Mack-Cali Realty Corp., Bedford Properties, Liberty Property Trust and Great Lakes. In the event that any of such companies is involved in a business combination or similar extraordinary transaction, it shall be removed from the Peer Group.

                     (5) Notwithstanding Paragraph 5(b), a Vesting Date for all Group II Restricted Shares shall occur upon the occurrence of any of the following events, and the Group II Restricted Shares, to the extent not previously vested, shall thereupon vest in full:

                         (1) A Change of Control, provided that (A) as of the
                             date of the Change of Control, Grantee is, and has from the Date of Grant continuously been, an employee of the Company or a Subsidiary or (B) Grantee's termination of employment before the date of the Change of Control occurred because of Grantee's death or Disability;

                         (2) The purchase of any common share of beneficial
                             interest of the Company pursuant to a tender or exchange offer other than an offer by the Company, provided that (A) as of the date of such purchase, Grantee is, and has from the Date of Grant, continuously been, an employee of Company or a Subsidiary or (B) Grantee's termination of employment before the date of such purchase occurred because of Grantee's death or Disability;

                         (3) Termination of the Grantee's employment by the
                             Employer without Cause; or

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                         (4) The Grantee's resignation from the Employer if such
                             resignation is a Resignation for Good Reason.

                  6. Forfeiture of Restricted Shares.

                     (1) Subject to the terms and conditions set forth herein, if Grantee terminates employment with the Company and all Subsidiaries prior to the Vesting Date for a Restricted Share for reasons other than as described in Paragraph 4(c)(iii) or (iv) (with respect to Group I Restricted Shares) or Paragraph 5(e)(iii) or (iv) (with respect to Group II Restricted Shares), Grantee shall forfeit any such Restricted Share which has not vested as of such termination of employment, provided that Grantee shall not, on account of such termination, forfeit Restricted Shares which have not vested as of Grantee's termination of employment with the Employer because of death or Disability. Upon a forfeiture of the Restricted Shares as provided in this Paragraph 6, the Restricted Shares shall be deemed canceled.

                     (2) The provisions of this Paragraph 6 shall not apply to Restricted Shares as to which the restrictions of Paragraph 3 have lapsed.

                  7. Rights of Grantee. During the Restricted Period, with respect to the Restricted Shares, Grantee shall have all of the rights of a shareholder of the Company, including the right to vote the Restricted Shares and the right to receive any distributions or dividends payable on Shares.

                  8. Notices. Any notice to the Company under this Award shall be made to:

                             Brandywine Realty Trust
                             14 Campus Boulevard
                             Suite 100
                             Newtown Square, PA 19073
                             Attention: Chief Financial Officer

or such other address as may be provided to Grantee by written notice. Any notice to Grantee under this award shall be made to Grantee at the address listed in the Company's personnel files. All notices under this Award shall be deemed to have been given when hand-delivered, telecopied or mailed, first class postage prepaid, and shall be irrevocable once given.

                  9. Securities Laws. The Committee may from time to time impose any conditions on the Restricted Shares as it deems necessary or advisable to ensure that the Plan satisfies the conditions of Rule 16b-3, and that Shares are issued and resold in compliance with the Securities Act of 1933, as amended.

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                 10. Delivery of Shares. Upon a Vesting Date, the Company shall notify Grantee (or Grantee's legal representatives, estate or heirs, in the event of Grantee's death before a Vesting Date) that the restrictions on the Restricted Shares have lapsed. Within ten (10) business days of a Vesting Date, the Company shall, without payment from Grantee for the Restricted Shares, deliver to Grantee a certificate for the Restricted Shares without any legend or restrictions, except for such restrictions as may be imposed by the Committee, in its sole judgment, under Paragraph 8, provided that no certificates for Shares will be delivered to Grantee until appropriate arrangements have been made with Employer for the withholding of any taxes which may be due with respect to such Shares. The Company may condition delivery of certificates for Shares upon the prior receipt from Grantee of any undertakings which it may determine are required to assure that the certificates are being issued in compliance with federal and state securities laws. The right to payment of any fractional Shares shall be satisfied in cash, measured by the product of the fractional amount times the fair market value of a Share on the Vesting Date, as determined by the Committee.

                 11. Award Not to Affect Employment. The Award granted hereunder shall not confer upon Grantee any right to continue in the employment of the Company or any Subsidiary.

                 12. Miscellaneous.

                     (1) The address for Grantee to which notice, demands and other communications are to be given or delivered under or by reason of the provisions hereof shall be the Grantee's address as reflected in the Company's personnel records.

                     (2) This Award and all questions relating to its validity, interpretation, performance and enforcement shall be governed by and construed in accordance with the laws of Pennsylvania.

                                          BRANDYWINE REALTY TRUST



                                          BY: ________________________________



                                          TITLE:______________________________

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